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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of GT Solar International, Inc. (the "Company") on Form 10-K for the year ended March 28, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, Richard E. Johnson, Vice President Finance and Corporate Controller of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2009

/s/ RICHARD E. JOHNSON Richard E. Johnson Vice President and Corporate Controller (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to GT Solar International, Inc. and will be retained by GT Solar International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request

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  Exhibit 32.2